Differences Between Statutory Federal Income Tax Rate and Effective Tax Rates (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliation of Statutory Tax Rate [Line Items]
Federal income tax at statutory rate	34.00%	34.00%
Increase (decrease) in tax resulting from:
Tax-exempt income	(9.20%)	(17.10%)
Other	0.90%	(1.30%)
State tax expense, net of federal tax benefit	0.00%	15.80%
Effective tax rates	25.70%	31.40%